SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  August 17, 1999

(Date of earliest event reported)

Commission File No.:   333-62671-01

First Union National Bank-Chase Manhattan Bank
Commercial Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 1999-C2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2178384     52-2178389
52-7000342     52-2178388
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On August 17, 1999 a distribution was made to holders of First Union National Bank-Chase Manhattan BankCommercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 1999-C2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 1999-C2, relating to the
               August 17, 1999 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Union National Bank-Chase Manhattan Bank
Commercial Mortgage Trust
Series 1999-C2


August 26, 1999   by Norwest Bank Minnesota, N.A., as Trustee
                   /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of First Union National
               Bank - Chase Manhattan Bank
               Commercial Mortgage Trust, Series 1999-C2, relating to the August 17, 1999 distribution